EXHIBIT 3 (b)

SECTION 302 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

I, John A. Nielsen, certify that:

1. I have reviewed this report on Form N-Q of
   BBH Trust on behalf of: BBH U.S. Treasury Money Fund,
   BBH Money Market Fund, and BBH Tax Exempt
   Money Fund ("Registrant");

2. Based on my knowledge, this report does not
   contain any untrue statement of a material fact
   or omit to state a material fact necessary to
   make the statements made, in light of the
   circumstances under which such statements
   were made, not misleading with respect to
   the period covered by this report;

3. Based on my knowledge, the schedules of
   investments included in this report,
   fairly present in all material respects
   the investments of the Registrant as of,
   the end of the fiscal quarter for which
   the report is filed;

4. The Registrant's other certifying officer and
   I are responsible for establishing and maintaining
   disclosure controls and procedures (as defined in
   rule 30a-3(c) under the Investment Company Act of
   1940) and internal control over financial reporting
   (as defined in rule 30a-3(d) under the Investment
   Company Act of 1940) for the Registrant and have:

    a.) designed such disclosure controls and
        procedures, or caused such disclosure controls
  and procedures to be designed under our
        supervision, to ensure that material
        information relating to the Registrant, including its
        consolidated subsidiaries, is made known to us by
  others within those entities, particularly during
  the period in which this report is being prepared;

    b.) designed such internal control over financial
        reporting, or caused such  internal control over
        financial reporting to be designed under our
        supervision, to provide reasonable assurance regarding
        the reliability of financial reporting and
        the preparation of financial statements for external
        purposes in accordance with generally accepted
  accounting principles;

   c.) evaluated the effectiveness of the Registrant's
 disclosure controls and procedures and presented in
       this report our conclusions about the effectiveness
       of the disclosure controls and procedures, as of a
 date within 90 days prior to the filing date of this
 report based on such evaluation; and

   d.) disclosed in this report any change in the Registrant's internal control over financial reporting that
       occurred during the Registrant's most recent fiscal
       quarter that has materially affected, or is reasonably
       likely to materially affect, the Registrant's
       internal control over financial reporting; and

5. The Registrant's other certifying officer and
   I have disclosed to the Registrant's auditors
   and the audit committee of the Registrant's
   board of directors (or persons performing
   the equivalent functions):

   a.  all significant deficiencies and material
            weaknesses in the design or operation of
            internal control over financial reporting
            which are reasonably likely to adversely
            affect the Registrant's ability to record,
            process, summarize, and report financial
            information; and

   b.  any fraud, whether or not material, that
       involves management or other employees who
       have a significant role in the Registrant's
       internal control over financial reporting.

6.     The Registrant's other certifying officer
       and I have indicated in this report whether
       or not there were significant changes in
       in internal control over financial reporting
       or in other factors that could
       significantly affect internal control over
       financial reporting subsequent to the
       date of our most recent evaluation, including
       any corrective actions with regard to
       significant deficiencies and material weaknesses.

Date: November 28, 2007

/s/ John A. Nielsen
=======================
John A. Nielsen
President - Principal Executive Officer

EXHIBIT 11(a) (2)
SECTION 302 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

I, Charles H. Schreiber, certify that:

1. I have reviewed this report on Form N-Q of BBH
   Trust on behalf of: BBH U.S. Treasury Money Fund,
   BBH Money Market Fund, and BBH Tax Exempt
   Money Fund ("Registrant");

2. Based on my knowledge, this report does not
   contain any untrue statement of a material
   fact or omit to state a material fact
   necessary to make the statements made,
   in light of the circumstances under
   which such statements were made,
   not misleading with respect to  the
   period covered by this report;

3. Based on my knowledge, the schedules of
   investments included in this report,
   fairly present in all material respects
   the investments of the Registrant as of,
   the end of the fiscal quarter for which
   the report is filed;

4. The Registrant's other certifying officer
   and I are responsible for establishing and
   maintaining disclosure controls and procedures
  (as defined in rule 30a-3(c) under the Investment
   Company Act of 1940) and internal control over
   financial reporting (as defined in rule 30a-3(d)
   under the Investment Company Act of 1940) for the
   Registrant and have:

   a.) designed such disclosure controls and procedures,
            or caused such disclosure controls and procedures
            to be designed under our supervision, to ensure
 that material information relating to the Registrant,
 including its consolidated subsidiaries, is made known
            to us by others within those entities, particularly during the period in which this report is being prepared;

   b.) designed such internal control over financial
 reporting, or caused such internal control over
 financial reporting to be designed under our
            supervision, to provide reasonable assurance
 regarding the reliability of financial reporting
       and the preparation of financial statements for
 external purposes in accordance with generally
       accepted accounting principles;

   c.) evaluated the effectiveness of the Registrant's
 disclosure controls and procedures and presented
       in this report our conclusions about the
            effectiveness of the disclosure controls
       and procedures, as of a date within 90 days
       prior to the filing date of this report
       based on such evaluation; and

   d.) disclosed in this report any change in the
Registrant's internal control over financial
            reporting that occurred during the Registrant's
       most recent fiscal quarter that has materially
       affected, or is reasonably likely to materially
 affect, the Registrant's internal control
       over financial reporting; and

5. The Registrant's other certifying officer and
   I have disclosed to the Registrant's auditors
   and the audit committee of the Registrant's
   board of directors (or persons performing
   the equivalent functions):

   a.  all significant deficiencies and material
            weaknesses in the design or operation of
       internal control over financial reporting
       which are reasonably likely to adversely
       affect the Registrant's ability to record,
       process, summarize, and report financial
       information; and

   b.  any fraud, whether or not material, that
            involves management or other employees who
            have a significant role in the Registrant's
            internal control over financial reporting.

6. The Registrant's other certifying officer
   and I have indicated in this report whether
   or not there were significant changes in internal
   control over financial reporting  or in other
   factors that could significantly affect internal
   control over financial reporting subsequent
   to the date of our most recent evaluation,
   including any corrective actions with regard
   to significant deficiencies and material
   weaknesses.

Date: November 28, 2007

/s/ Charles H. Schreiber
==========================
Charles H. Schreiber
Treasurer - Principal Financial Officer